Exhibit 10.3
Execution Copy
CONTRIBUTION, CONVEYANCE AND
ASSUMPTION AGREEMENT
WILLIAMS PARTNERS L.P.

TABLE OF CONTENTS

ARTICLE I DEFINITIONS; RECORDATION		4
1.1	Definitions	4

ARTICLE II THE OFFERING AND RELATED TRANSACTIONS		7
2.1	Contribution of Gas Purchase Contract by WNGL to Holdings	7
2.2	Contribution of Gas Purchase Contract by Holdings to MCFS	7
2.3	Contribution by WES to GP LLC of an Interest in CTP	7
2.4	Contribution by GP LLC to the MLP of the CTP Interest	8
2.5	Contribution by WES to the MLP of its Remaining Interest in CTP	8
2.6	Contribution by WE to the MLP of an Interest in Discovery	8
2.7	Contribution by Williams Pipeline to the MLP of an Interest in Discovery	8
2.8	Contribution by Holdings to the MLP of All of Its Interests in MCFS	9
2.9	Public Cash Contribution	9
2.10	MLP Receipt of Cash Contribution	9
2.11	MLP Cash Distribution to Holdings and Williams Pipeline	9
2.12	Conveyance and Contribution by the MLP to the OLLC of its Interests in MCFS, CTP and Discovery	9

ARTICLE III ASSUMPTION OF CERTAIN LIABILITIES		10
3.1	Assumption of Gas Purchase Contract Liabilities by Holdings	10
3.2	Assumption of Gas Purchase Contract Liabilities by MCFS	10
3.3	Assumption of CTP Liabilities by GP LLC	10
3.4	Assumption of CTP Liabilities by the MLP	11
3.5	Assumption of CTP Remaining Liabilities by the MLP	11
3.6	Assumption of WE Discovery Liabilities by the MLP	11
3.7	Assumption of Williams Pipeline Discovery Liabilities by the MLP	11
3.8	Assumption of MCFS Liabilities by the MLP	12
3.9	Assumption of MLP Aggregate Liabilities by the OLLC	12
3.10	General Provisions Relating to Assumption of Liabilities	12

ARTICLE IV FURTHER ASSURANCES		12
4.1	Further Assurances	12
4.2	Other Assurances	12

ARTICLE V MISCELLANEOUS		13
5.1	Order of Completion of Transactions	13
5.2	Costs	13
5.3	Headings; References; Interpretation	13
5.4	Successors and Assigns	14
5.5	No Third Party Rights	14
5.6	Counterparts	14
5.7	Governing Law	14
5.8	Severability	14
5.9	Amendment or Modification	14
5.10	Integration	14

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Execution Copy
CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT
     THIS CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT, dated as of August 23, 2005, is entered into by and among Williams Energy Services, LLC, a Delaware limited liability company (“WES”); Williams Partners GP LLC, a Delaware limited liability company (“GP LLC”); Williams Partners L.P., a Delaware limited partnership (the “MLP”); Williams Partners Operating LLC, a Delaware limited liability company (the “OLLC”); Williams Energy, L.L.C., a Delaware limited liability company (“WE”); Williams Discovery Pipeline LLC, a Delaware limited liability company (“Williams Pipeline”); Williams Partners Holdings LLC, a Delaware limited liability company (“Holdings”); and Williams Natural Gas Liquids, Inc. (“WNGL”). The foregoing shall be referred to individually as a “Party” and collectively as the “Parties.” Certain capitalized terms used are defined in Article I hereof.
RECITALS
     WHEREAS, WES and GP LLC have formed the MLP pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware Limited Partnership Act”), for the purpose of, among other things, owning, operating and acquiring certain assets of certain subsidiaries of The Williams Companies, Inc., a Delaware corporation (“TWC”), used in the business of gathering, transporting and processing natural gas and fractionating and storing natural gas liquids.
     WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, the following actions have been taken prior to the date hereof:
1.	Williams Midstream Natural Gas Liquids, Inc. (“WMNGL”) contributed the Conway Storage East, Conway West and Mitchell storage assets, certain Conway real estate, several easements and a letter of credit for storage abandonment to Mid-Continent Fractionation and Storage, LLC (“MCFS”) in exchange for a membership interest in MCFS.

2.	WNGL contributed a 50% undivided interest in the Conway fractionator, all applicable contracts or agreements relating to the contributed assets (including but not limited to the Conway fractionator operating agreement) and certain Conway real estate to MCFS in exchange for a membership interest in MCFS.

3.	ESPAGAS USA Inc. (“Espagas”) conveyed certain Conway real estate to MCFS in exchange for a membership interest in MCFS.

4.	MAPCO Inc. (“MAPCO”) conveyed certain Conway real estate to MCFS in exchange for a membership interest in MCFS.

5.	WES formed GP LLC under the terms of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and contributed $1,000 in exchange for all of the membership interests in GP LLC.

6.	GP LLC and WES formed the MLP, to which GP LLC contributed $20 and WES contributed $980 in exchange for a 2% general partner interest and 98% limited partner interest, respectively.

7.	WES acquired 100% of the membership interests in ENI British Borneo Pipeline LLC (“ENIBBP”). Upon acquisition, the legal name of ENIBBP was changed to Williams Discovery Pipeline LLC.

8.	The MLP formed the OLLC pursuant to the Delaware LLC Act and contributed $1,000 in exchange for all of the membership interests in the OLLC.

9.	WNGL formed Holdings pursuant to the Delaware LLC Act and contributed $1,000 in exchange for all of the membership interests in Holdings.

10.	WMNGL, WNGL, Espagas and MAPCO contributed all of the outstanding membership interests in MCFS to Holdings in exchange for membership interests in Holdings.

11.	Williams Mobile Bay Producer Services, L.L.C. (“WMBPS”) formed Carbonate Trend Pipeline LLC (“CTP”) pursuant to the Delaware LLC Act and contributed the Carbonate Trend Pipeline to CTP in exchange for all of the membership interests in CTP.

12.	WMBPS distributed all of the membership interests in CTP to Arctic Fox Assets, L.L.C. (“AFA”).

13.	AFA distributed all of the membership interests in CTP to TWC, which in turn, contributed those membership interests to WES.

14.	The MLP, TWC and certain other TWC subsidiaries entered into the Amended and Restated Credit Agreement, to, among other things, allow the MLP to borrow up to $75 million under the Amended and Restated Credit Agreement for general partnership purposes, including acquisitions.
     WHEREAS, on the date of this Agreement, the MLP will enter into a working capital loan agreement with TWC providing for a $20 million revolving credit facility.
     WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the following shall occur:
1.	WNGL will contribute the Gas Purchase Contract to Holdings which, in turn, will contribute the Gas Purchase Contract to MCFS.

2.	WES will contribute membership interests in CTP with an aggregate value equal to 2% of the equity value of the MLP at closing ($6.14 million) to GP LLC as a capital contribution.

3.	GP LLC will contribute its membership interest in CTP to the MLP in exchange for (a) a continuation of GP LLC’s 2% general partner interest in the Partnership and (b) the Incentive Distribution Rights.

4.	WES will contribute its remaining membership interest in CTP to the MLP in exchange for (a) 253,557 Common Units representing a 1.77% limited partner interest in the MLP and (b) 887,450 Subordinated Units representing a 6.21% limited partner interest in the MLP.

5.	WE will contribute a 23.33% membership interest (the “WE Discovery Interest”) in Discovery Producer Services LLC (“Discovery”) to the MLP in exchange for (y) 715,693 Common Units representing a 5.01% limited partner interest in the MLP and (z) 2,504,925 Subordinated Units representing a 17.53% limited partner interest in the MLP.

6.	Williams Pipeline will contribute its 16.67% membership interest (the “Williams Pipeline Discovery Interest”) in Discovery to the MLP, in exchange for (y) 345,567 Common Units representing a 2.42% limited partner interest in the MLP and (z) 1,209,486 Subordinated Units representing a 8.47% limited partner interest in the MLP.

7.	Holdings will contribute all of the membership interests in MCFS to the MLP in exchange for (a) 685,183 Common Units representing a 4.80% limited partner interest in the MLP and (b) 2,398,139 Subordinated Units representing a 16.79% limited partner interest in the MLP.

8.	The public, through the underwriters of the Offering, will contribute $107.5 million, $100.2 million net of the underwriters’ discounts and commissions and structuring fees (the “Offering Proceeds”), to the MLP in exchange for 5,000,000 Common Units representing a 35.00% limited partner interest in the MLP.

9.	The MLP will use the Offering Proceeds to (a) pay the underwriting discounts and commissions and structuring fees (which may be withheld by the underwriters from the Offering Proceeds as payment thereof), (b) pay transaction costs estimated to be $4.3 million (excluding the underwriters’ discounts and commissions and structuring fees and net of a reimbursement for certain expenses received from the underwriters), (c) provide $12.8 million of additional working capital, (d) distribute $35.0 million to Williams Pipeline to reimburse for certain capital expenditures incurred prior to formation, (e) distribute $18.6 million to Holdings to reimburse for certain capital expenditures incurred prior to formation and for the Gas Purchase Contract, (f) distribute $3.8 million to WE to reimburse for certain capital expenditures incurred prior to formation, (g) distribute $1.3 million to WES to reimburse for certain capital expenditures incurred prior to formation and (h) provide $24.4 million to make a capital contribution to Discovery to fund an escrow account in connection with the Tahiti pipeline lateral expansion.

10.	The MLP will convey its interests in MCFS, CTP and Discovery to the OLLC as a capital contribution.

11.	The agreements of limited partnership and the limited liability company agreements of the aforementioned entities will be amended and restated to the extent necessary to reflect the applicable matters set forth above and in Article II and Article III of this Agreement.
     NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:
ARTICLE I
DEFINITIONS; RECORDATION
     1.1 Definitions. The following capitalized terms have the meanings given below.
     “Acts” shall mean collectively the Delaware Limited Partnership Act and the Delaware LLC Act.
     “Agreement” means this Contribution, Conveyance and Assumption Agreement.
     “Amended and Restated Credit Agreement” means the Amended and Restated Credit Agreement, dated as of May 20, 2005, by and among TWC, the MLP, Northwest Pipeline Corporation and Transcontinental Gas Pipe Line Corporation, as the borrowers, the lenders named therein, Citicorp USA, Inc., as administrative agent and collateral agent, Citibank, N.A. and Bank of America, N.A., as the issuing banks, Bank of America, N.A., as syndication agent, JPMorgan Chase Bank, N.A., the Bank of Nova Scotia and The Royal Bank of Scotland PLC, as co-documentation agents, and Citigroup Global Markets Inc. and Banc of America Securities LLC, as joint lead arrangers and co-book runners.
     “Common Units” has the meaning assigned to such term in the Partnership Agreement.
     “CTP” has the meaning assigned to such term in Item 11 of the second Recital of this Agreement.
     “CTP Aggregate Liabilities” shall mean, collectively, the CTP Liabilities and the CTP Remaining Liabilities.
     “CTP Full Interest” shall mean, collectively, the CTP Interest and the CTP Remaining Interest.
     “CTP Interest” has the meaning assigned to such term in Section 2.3.
     “CTP Liabilities” shall mean all liabilities and obligations relating to the CTP Interest.
     “CTP Remaining Interest” has the meaning assigned to such term in Section 2.5.
     “CTP Remaining Liabilities” shall mean all liabilities and obligations relating to the CTP Remaining Interest.

     “Delaware LLC Act” has the meaning assigned to such term in Item 5 of the second Recital of this Agreement.
     “Delaware Limited Partnership Act” has the meaning assigned to such term in the initial Recital of this Agreement.
     “Discovery” has the meaning assigned to such term in Item 5 of the third Recital of this Agreement.
     “Discovery Aggregate Liabilities” shall mean, collectively, the WE Discovery Liabilities and the Williams Pipeline Discovery Liabilities.
     “Discovery Interest” has the meaning assigned to such term in Section 2.12.
     “Effective Date” means August 23, 2005.
     “Effective Time” means the time when the transactions contemplated by Article II hereof have been consummated.
     “Espagas” has the meaning assigned to such term in Item 3 of the second Recital of this Agreement.
     “Gas Purchase Contract” shall mean that Base Contract for Sale and Purchase of Natural Gas, dated August 15, 2005, between WNGL and Williams Power Company, Inc.
     “Gas Purchase Contract Liabilities” shall mean all liabilities and obligations relating to the Gas Purchase Contract.
     “GP LLC” has the meaning assigned to such term in the first paragraph of this Agreement.
     “Holdings” has the meaning assigned to such term in the first paragraph of this Agreement.
     “Incentive Distribution Rights” has the meaning assigned to such term in the Partnership Agreement.
     “Laws” means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.
     “MAPCO” has the meaning assigned to such term in Item 4 of the second Recital of this Agreement.
     “MCFS” has the meaning assigned to such term in Item 1 of the second Recital of this Agreement.
     “MCFS Interest” has the meaning assigned to such term in Section 2.8.

     “MCFS Liabilities” shall mean all liabilities and obligations relating to the MCFS Interest.
     “MLP” has the meaning assigned to such term in the first paragraph of this Agreement.
     “MLP Aggregate Interests” has the meaning assigned to such term in Section 2.12.
     “MLP Aggregate Liabilities” shall mean, collectively, the MCFS Liabilities, the CTP Aggregate Liabilities and the Discovery Aggregate Liabilities.
     “Offering” means the initial public offering and transfer of title of 5,000,000 Common Units by the MLP to the public.
     “Offering Proceeds” has the meaning assigned to such term in Item 8 of the third Recital of this Agreement.
     “OLLC” has the meaning assigned to such term in the first paragraph of this Agreement.
     “Omnibus Agreement” means the Omnibus Agreement dated of even date herewith, among WES, WE, Williams Pipeline, Holdings, GP LLC, the MLP, the OLLC, and, for purposes of Articles V and VI thereof only, TWC.
     “Partnership Agreement” means the Agreement of Limited Partnership of the MLP, as it may be amended and restated from time to time.
     “Partnership Group” has the meaning assigned to such term in the Omnibus Agreement.
     “Party and Parties” have the meanings assigned to such terms in the first paragraph of this Agreement.
     “Registration Statement” means the registration statements on Form S-1 (File Nos. 333-124517 and 333-127655) filed by the MLP relating to the Offering.
     “Subordinated Units” has the meaning assigned to such term in the Partnership Agreement.
     “TWC” has the meaning assigned to such term in the initial Recital of this Agreement.
     “WE” has the meaning assigned to such term in the first paragraph of this Agreement.
     “WE Discovery Interest” has the meaning assigned to such term in Item 5 of the third Recital of this Agreement.
     “WE Discovery Liabilities” shall mean all liabilities and obligations relating to the WE Discovery Interest.
     “WES” has the meaning assigned to such term in the first paragraph of this Agreement.

     “Williams Pipeline” has the meaning assigned to such term in the first paragraph of this Agreement.
     “Williams Pipeline Discovery Interest” has the meaning assigned to such term in Item 6 of the third Recital of this Agreement.
     “Williams Pipeline Discovery Liabilities” shall mean all liabilities and obligations relating to the Williams Pipeline Discovery Interest.
     “WMBPS” has the meaning assigned to such term in Item 11 of the second Recital of this Agreement.
     “WMNGL” has the meaning assigned to such term in Item 1 of the second Recital of this Agreement.
     “WNGL” has the meaning assigned to such term in the first paragraph of this Agreement.
ARTICLE II
THE OFFERING AND RELATED TRANSACTIONS
     2.1 Contribution of Gas Purchase Contract by WNGL to Holdings. WNGL hereby grants, contributes, transfers, assigns and conveys to Holdings, its successor and assigns, for its and their own use forever, all of its right, title and interest in and to the Gas Purchase Contract, and Holdings hereby accepts the Gas Purchase Contract, subject to all matters to be contained in the instruments of conveyance covering the Gas Purchase Contract to evidence such contribution and conveyance, if any.
     TO HAVE AND TO HOLD the Gas Purchase Contract unto Holdings, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, and in such instruments of conveyance, forever.
     2.2 Contribution of Gas Purchase Contract by Holdings to MCFS. Holdings hereby grants, contributes, transfers, assigns and conveys to MCFS, its successor and assigns, for its and their own use forever, all of its right, title and interest in and to the Gas Purchase Contract, and MCFS hereby accepts the Gas Purchase Contract, subject to all matters to be contained in the instruments of conveyance covering the Gas Purchase Contract to evidence such contribution and conveyance, if any.
     TO HAVE AND TO HOLD the Gas Purchase Contract unto MCFS, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, and in such instruments of conveyance, forever.
     2.3 Contribution by WES to GP LLC of an Interest in CTP. WES hereby grants, contributes, transfers, assigns and conveys to GP LLC, its successors and assigns, for its and their own use forever, membership interests in CTP with an aggregate value equal to 2% of the equity value of the MLP at the closing of the Offering ($6.14 million) (the “CTP Interest”), and GP LLC hereby accepts the CTP Interest.
     TO HAVE AND TO HOLD the CTP Interest unto GP LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.
     2.4 Contribution by GP LLC to the MLP of the CTP Interest. GP LLC hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, for its and their own use forever, all of the CTP Interest, and the MLP hereby accepts the CTP Interest as an additional capital contribution in exchange for (a) a continuation of GP LLC’s 2% general partner interest in the MLP and (b) the Incentive Distribution Rights.
     TO HAVE AND TO HOLD the CTP Interest unto the MLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.
     2.5 Contribution by WES to the MLP of its Remaining Interest in CTP. WES hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, for its and their own use forever, all of its remaining membership interests in CTP (collectively, the “CTP Remaining Interest”), and the MLP hereby accepts the CTP Remaining Interest as an additional capital contribution in exchange for (a) 253,557 Common Units representing a 1.77% limited partner interest in the MLP and (b) 887,450 Subordinated Units representing a 6.21% limited partner interest in the MLP.
     TO HAVE AND TO HOLD the CTP Remaining Interest unto the MLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.
     2.6 Contribution by WE to the MLP of an Interest in Discovery. WE hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, for its and their own use forever, the WE Discovery Interest, and the MLP hereby accepts the WE Discovery Interest as an additional capital contribution in exchange for (a) 715,693 Common Units representing a 5.01% limited partner interest in the MLP and (b) 2,504,925 Subordinated Units representing a 17.53% limited partner interest in the MLP.
     TO HAVE AND TO HOLD the WE Discovery Interest unto the MLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.
     2.7 Contribution by Williams Pipeline to the MLP of an Interest in Discovery. Williams Pipeline hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, for its and their own use forever, the Williams Pipeline Discovery Interest, and the MLP hereby accepts the Williams Pipeline Discovery Interest as an additional capital contribution in exchange for (a) 345,567 Common Units representing a 2.42% limited partner interest in the MLP and (b) 1,209,486 Subordinated Units representing a 8.47% limited partner interest in the MLP.

     TO HAVE AND TO HOLD the Williams Pipeline Discovery Interest unto the MLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.
     2.8 Contribution by Holdings to the MLP of All of Its Interests in MCFS. Holdings hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to its 100% membership interest in MCFS (the “MCFS Interest”), and the MLP hereby accepts the MCFS Interest as an additional capital contribution in exchange for (a) 685,183 Common Units representing a 4.80% limited partner interest in the MLP and (b) 2,398,139 Subordinated Units representing a 16.79% limited partner interest in the MLP.
     TO HAVE AND TO HOLD the MCFS Interest unto the MLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.
     2.9 Public Cash Contribution. The Parties acknowledge the cash contribution of the Offering Proceeds from the public, through the underwriters, to the MLP in connection with the Offering in exchange for 5,000,000 Common Units representing a 35.00% limited partner interest in the MLP.
     2.10 MLP Receipt of Cash Contribution. The MLP acknowledges receipt of the Offering Proceeds in cash as a capital contribution to the MLP, and the Parties acknowledge that the MLP has used all of such capital contribution to (a) pay the underwriting discounts and commissions and structuring fees (which may be withheld by the underwriters from the Offering Proceeds as payment thereof), (b) pay transaction costs estimated to be $4.3 million (excluding the underwriters’ discount and commissions and structuring fees and net of a reimbursement for certain expenses received from the underwriters), (c) provide $12.8 million of additional working capital, (d) distribute $35.0 million to Williams Pipeline to reimburse for certain capital expenditures incurred prior to formation, (e) distribute $18.6 million to Holdings to reimburse for certain capital expenditures incurred prior to formation and for the Gas Purchase Contract, (f) distribute $3.8 million to WE to reimburse for certain capital expenditures incurred prior to formation, (g) distribute $1.3 million to WES to reimburse for certain capital expenditures incurred prior to formation and (h) provide $24.4 million to make a capital contribution to Discovery to fund an escrow account in connection with the Tahiti pipeline lateral expansion.
     2.11 MLP Cash Distribution to Holdings and Williams Pipeline. The Parties acknowledge the distribution by the MLP of $35.0 million to Holdings, $18.6 million to Williams Pipeline, $3.8 million to WE and $1.3 million to WES, respectively, and the receipt by Holdings, Williams Pipeline, WES and WE, respectively, of such amounts from the MLP. A portion of each of the above distributions has been made to satisfy the reimbursement for capital expenditures of the above respective parties.
     2.12 Conveyance and Contribution by the MLP to the OLLC of its Interests in MCFS, CTP and Discovery. The MLP hereby grants, contributes, transfers, assigns and conveys to the OLLC, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to (a) the MCFS Interest, (b) the CTP Full Interest and (c) its 40% membership interest in Discovery (the “Discovery Interest” and, together with the MCFS Interest and the CTP Full Interest, the “MLP Aggregate Interests”) and the OLLC hereby accepts the MLP Aggregate Interests as an additional capital contribution.
     TO HAVE AND TO HOLD the MLP Aggregate Interests unto the OLLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.
ARTICLE III
ASSUMPTION OF CERTAIN LIABILITIES
     3.1 Assumption of Gas Purchase Contract Liabilities by Holdings. In connection with the contribution by WNGL of the Gas Purchase Contract to Holdings, as set forth in Section 2.1 above, Holdings hereby assumes and agrees to duly and timely pay, perform and discharge all of the Gas Purchase Contract Liabilities, to the full extent that WNGL has been heretofore or would have been in the future obligated to pay, perform and discharge the Gas Purchase Contract Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Gas Purchase Contract Liabilities shall not (a) increase the obligation of Holdings with respect to the Gas Purchase Contract Liabilities beyond that of WNGL, (b) waive any valid defense that was available to WNGL with respect to the Gas Purchase Contract Liabilities or (c) enlarge any rights or remedies of any third party under any of the Gas Purchase Contract Liabilities.
     3.2 Assumption of Gas Purchase Contract Liabilities by MCFS. In connection with the contribution by Holdings of the Gas Purchase Contract to MCFS, as set forth in Section 2.2 above, MCFS hereby assumes and agrees to duly and timely pay, perform and discharge all of the Gas Purchase Contract Liabilities, to the full extent that Holdings has been heretofore or would have been in the future obligated to pay, perform and discharge the Gas Purchase Contract Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Gas Purchase Contract Liabilities shall not (a) increase the obligation of MCFS with respect to the Gas Purchase Contract Liabilities beyond that of Holdings, (b) waive any valid defense that was available to Holdings with respect to the Gas Purchase Contract Liabilities or (c) enlarge any rights or remedies of any third party under any of the Gas Purchase Contract Liabilities.
     3.3 Assumption of CTP Liabilities by GP LLC. In connection with the contribution by WES of the CTP Interest to GP LLC, as set forth in Section 2.3 above, GP LLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the CTP Liabilities, to the full extent that WES has been heretofore or would have been in the future obligated to pay, perform and discharge the CTP Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the CTP Liabilities shall not (a) increase the obligation of GP LLC with respect to the CTP Liabilities beyond that of WES, (b) waive any valid defense that was available to WES with respect to the CTP Liabilities or (c) enlarge any rights or remedies of any third party under any of the CTP Liabilities.

     3.4 Assumption of CTP Liabilities by the MLP. In connection with the contribution by GP LLC to the MLP of the CTP Interest as set forth in Section 2.4 above, the MLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the CTP Liabilities, to the full extent that GP LLC has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the CTP Liabilities shall not (a) increase the obligation of the MLP with respect to the CTP Liabilities beyond that of GP LLC, (b) waive any valid defense that was available to GP LLC with respect to the CTP Liabilities or (c) enlarge any rights or remedies of any third party under any of the CTP Liabilities.
     3.5 Assumption of CTP Remaining Liabilities by the MLP. In connection with the contribution by WES to the MLP of the CTP Remaining Interest as set forth in Section 2.5 above, the MLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the CTP Remaining Liabilities, to the full extent that WES has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the CTP Remaining Liabilities shall not (a) increase the obligation of the MLP with respect to the CTP Remaining Liabilities beyond that of WES, (b) waive any valid defense that was available to WES with respect to the CTP Remaining Liabilities or (c) enlarge any rights or remedies of any third party under any of the CTP Remaining Liabilities.
     3.6 Assumption of WE Discovery Liabilities by the MLP. In connection with the contribution by WE to the MLP of the WE Discovery Interest as set forth in Section 2.6 above, the MLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the WE Discovery Liabilities, to the full extent that WE has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the WE Discovery Liabilities shall not (a) increase the obligation of the MLP with respect to the WE Discovery Liabilities beyond that of WE, (b) waive any valid defense that was available to WE with respect to the WE Discovery Liabilities or (c) enlarge any rights or remedies of any third party under any of the WE Discovery Liabilities.
     3.7 Assumption of Williams Pipeline Discovery Liabilities by the MLP. In connection with the contribution by Williams Pipeline to the MLP of the Williams Pipeline Discovery Interest as set forth in Section 2.7 above, the MLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Williams Pipeline Discovery Liabilities, to the full extent that Williams Pipeline has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Williams Pipeline Discovery Liabilities shall not (a) increase the obligation of the MLP with respect to the Williams Pipeline Discovery Liabilities beyond that of Williams Pipeline, (b) waive any valid defense that was available to Williams Pipeline with respect to the Williams Pipeline Discovery Liabilities or (c) enlarge any rights or remedies of any third party under any of the Williams Pipeline Discovery Liabilities.

     3.8 Assumption of MCFS Liabilities by the MLP. In connection with the contribution by Holdings to the MLP of the MCFS Interest as set forth in Section 2.8 above, the MLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the MCFS Liabilities, to the full extent that Holdings has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the MCFS Liabilities shall not (a) increase the obligation of the MLP with respect to the MCFS Liabilities beyond that of Holdings, (b) waive any valid defense that was available to Holdings with respect to the MCFS Liabilities or (c) enlarge any rights or remedies of any third party under any of the MCFS Liabilities.
     3.9 Assumption of MLP Aggregate Liabilities by the OLLC. In connection with the contribution by the MLP to the OLLC of the MLP Aggregate Interests as set forth in Section 2.12 above, the OLLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the MLP Aggregate Liabilities, to the full extent that the MLP has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the MLP Aggregate Liabilities shall not (a) increase the obligation of the OLLC with respect to the MLP Aggregate Liabilities beyond that of the MLP, (b) waive any valid defense that was available to the MLP with respect to the MLP Aggregate Liabilities or (c) enlarge any rights or remedies of any third party under any of the MLP Aggregate Liabilities.
     3.10 General Provisions Relating to Assumption of Liabilities. Notwithstanding anything to the contrary contained in this Agreement including, without limitation, the terms and provisions of this Article III, none of the Parties shall be deemed to have assumed, and none of the interests have been or are being contributed subject to, any liens or security interests securing consensual indebtedness covering any of the interests, and all such liens and security interests shall be deemed to be excluded from the assumptions of liabilities made under this Article III.
ARTICLE IV
FURTHER ASSURANCES
     4.1 Further Assurances. From time to time after the date hereof, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and (c) to more fully and effectively carry out the purposes and intent of this Agreement.
     4.2 Other Assurances. From time to time after the date hereof, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement. It is the express intent of the Parties that the MLP or its subsidiaries own all assets necessary to operate the assets that are identified in this Agreement and in the Registration Statement. To the extent any assets were not identified but are necessary to the operation of assets that were identified, then the intent of the Parties is that all such unidentified assets are intended to be conveyed to the appropriate members of the Partnership Group. To the extent such assets are identified at a later date, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate members of the Partnership Group. Likewise, to the extent that assets are identified at a later date that were not intended by the parties to be conveyed as reflected in the Registration Statement, the Parties take the appropriate actions required in order to convey all such assets to the appropriate party.
ARTICLE V
MISCELLANEOUS
     5.1 Order of Completion of Transactions. The transactions provided for in Article II and Article III of this Agreement shall be completed on the Effective Date in the following order:
     First, the transactions provided for in Article II shall be completed in the order set forth therein; and
     Second, the transactions provided for in Article III shall be completed in the order set forth therein.
     5.2 Costs. The OLLC shall pay all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith.
     5.3 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement, respectively. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to,” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

     5.4 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.
     5.5 No Third Party Rights. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.
     5.6 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.
     5.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, wherein the interests are located, shall apply.
     5.8 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.
     5.9 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties hereto and affected thereby.
     5.10 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to its subject matter. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties hereto after the date of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

WILLIAMS ENERGY SERVICES, LLC, a Delaware limited liability company

By:	/s/ Alan S. Armstrong

Name: Alan S. Armstrong
Title: Senior Vice President

“WES”

WILLIAMS PARTNERS GP LLC, a Delaware limited liability company

By:	/s/ Alan S. Armstrong

Name: Alan S. Armstrong
Title: Chief Operating Officer

“GP LLC”

WILLIAMS PARTNERS L.P., a Delaware limited partnership

By: Williams Partners GP LLC, its general partner

By:	/s/ Alan S. Armstrong

Name: Alan S. Armstrong
Title: Chief Operating Officer

“MLP”

WILLIAMS PARTNERS OPERATING LLC, a Delaware limited liability company

By: WILLIAMS PARTNERS L.P., its sole member

By: Williams Partners GP LLC, its general partner

By:	/s/ Alan S. Armstrong

Name: Alan S. Armstrong
Title: Chief Operating Officer

“OLLC”

WILLIAMS ENERGY, L.L.C., a Delaware limited liability company

By:	/s/ Alan S. Armstrong

Name: Alan S. Armstrong
Title: Senior Vice President and General Manager – Business Development

“WE”

WILLIAMS DISCOVERY PIPELINE LLC, a Delaware limited liability company

By:	/s/ Alan S. Armstrong

Name: Alan S. Armstrong
Title: Senior Vice President and General Manager

“Williams Pipeline”

WILLIAMS PARTNERS HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Alan S. Armstrong

Name: Alan S. Armstrong
Title: Chief Operating Officer

“Holdings”

WILLIAMS NATURAL GAS LIQUIDS, INC., a Delaware corporation

By:	/s/ Alan S. Armstrong

Name: Alan S. Armstrong
Title: Senior Vice President and General Manager

“WNGL”